Exhibit 10.11

TRANSFER

Stock forwarded to the Company’s Office by

I Wang You Jun (Passport Number 143288601) in Consideration of the sum of (See Note at foot) Singapore Dollar One Only (S$1.00) paid by STRATEGIC TRIUMPH LIMITED (Company number 461111)

hereinafter called the said Transferee

Do hereby bargain, sell, assign, and transfer to the said Transferee

Two Hundred Thousand (200,000) ordinary shares of S$1.00 each fully paid in cash of and in the undertaking called the WATCHDATA TECHNOLOGIES PTE LTD

To hold unto the said Transferee his Executors, Administrators, and Assigns, subject to several conditions on which he held the same immediately before the execution hereof: and that the said Transferee, do hereby agree to accept the said shares subject to the conditions aforesaid.

Coupon for

As Witness our Hands this Twentieth day of July in the year of our Lord Two Thousand and Four.

Signed, sealed, and delivered by the above named

*Witness’s

In the presence of Signature*	/s/ Wang You Jun

Address	WANG YOU JUN
Occupation	Transferor

Signed, sealed, and delivered by the above named

*Witness’s

In the presence of	Transferee:-
Signature*	The Common Seal of Strategic
Address	Triumph Limited was hereunto
Occupation	affixed in the presence of

Signed, sealed, and delivered by the above named

*Witness’s

In the presence of
Signature*	/s/ Ke Lin
Address
Occupation	Director

Signed, sealed, and delivered by the above named	[Seal of Strategic Triumph Limited]

*Witness’s

In the presence of
Signature*
Address
Occupation

NOTE :—The Consideration money set forth in a transfer may differ from that which the first seller will receive, owing to sub-sales by the original Buyer: the Stamp Act requires that in such cases the consideration money paid by the Sub-purchaser shall be the one inserted in the Deed, as regulation the ad valorem Duty the following is the Clause in question.

“When a person, having contracted for the purchase of any Property, but not having obtained a Conveyance thereof, contracts to sell the same to any other person and the property is in consequence, conveyed immediately to the Sub-purchaser, the Conveyance is to be charged with ad valorem Duty in respect of the consideration moving from the Sub-purchaser.”

(54 & 55 Vict. Cap. 39 (1891), Section 58, Sub-section 4)

When a Transfer is executed out of Great Britain, it is recommended that the Signatures be attested by H.M. Consul or Vice-Consul, a Clergyman, Magistrate, Notary Public, or by some other Person holding a public position—as most Companies refuse to recognise Signatures not so attested. *When a witness is a Female she must state whether she is a Spinster, Wife or Widow: and if a Wife she must give her Husband’s Name, Address and Quality, Profession or Occupation. The Date must be inserted in Words and not in Figures.

A HUSBAND MUST NOT WITNESS THE SIGNATURE OF HIS WIFE OR VICE-VERSA.